UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019 (May 15, 2019)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The 2019 Annual Meeting of Stockholders of Carriage Services, Inc. (the “Company”) was held on May 15, 2019. As of the record date for the meeting, we had 18,178,758 shares of Common Stock outstanding, each of which was entitled to one vote. The matters presented for a vote and the related results are as follows:
PROPOSAL 1 – ELECTION OF DIRECTORS
Proposal 1 was the election of the nominees to serve as Class II directors for a three-year term expiring on the date of the 2022 annual meeting. The result of the vote was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barry K. Fingerhut	11,911,494	2,167,341	2,526,403
Bryan D. Leibman	12,263,929	1,814,906	2,526,403
Pursuant to the foregoing vote, the director nominees were duly elected as Class II directors.
PROPOSAL 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Proposal 2 was an advisory vote regarding the approval of the Named Executive Officer compensation. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,634,693	415,084	29,058	2,526,403
Pursuant to the foregoing vote, and the acceptance of the vote by the Board of Directors of the Company, the Named Executive Officer compensation, as disclosed in the Proxy Statement for the 2019 Annual Meeting of Stockholders of the Company, was approved.
PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 3 was the ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019. The result of the vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,588,999	8,749	7,490	—
Pursuant to the foregoing vote, the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 16, 2019	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer and Secretary